                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR11



                               Marketing Materials



                          [$485,569,100] (Approximate)

                           [LOGO OF WASHINGTON MUTUAL]


                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer



LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                         Date Prepared: October [2], 2003


                                    Contacts


                                Mortgage Trading:
                                -----------------
                Brian Hargrave                  (212) 526-8320
                Rich McKinney                   (212) 526-8320
                Brendan Garvey                  (212) 526-8315


                                   Syndicate:
                                   ----------
                Kevin White                     (212) 526-9519
                Daniel Covello                  (212) 526-9519
                Paul Tedeschi                   (212) 526-9519


                                Mortgage Finance:
                                -----------------
                Stan Labanowski                 (212) 526-6211
                Mike Hitzmann                   (212) 526-5806
                Andrea Lenox                    (212) 526-9637
                Darius Houseal                  (212) 526-9466





--------------------------------------------------------------------------------
 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL
      BALANCES AS OF SEPTEMBER 1, 2003 (THE "STATISTICAL CALCULATION DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
     SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      2             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet



Preliminary Term Sheet                         Date Prepared: October [2], 2003


            WaMu Mortgage Pass-Through Certificates, Series 2003-AR11 [$485,569,100] (Approximate, Subject to +/- 10% Variance)

                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

============================================================================================================================
             Principal           WAL (Yrs)       Pmt Window (Mths)
              Amount          To Auct or Wtd       To Auct or Wtd       Interest                          Expected Ratings
 Class(1)  (Approx.)(2)      Avg Roll/Mat(3)      Avg Roll/Mat(3)       Rate Type       Tranche Type     [Moody's/S&P/Fitch]
 --------  ------------      ----------------     ---------------       ---------       ------------     -------------------
    A-1    [$95,485,000.00]       0.50/NA             1-12/NA              (4)           Senior SEQ          Aaa/AAA/AAA
    A-2    [$42,677,000.00]       1.25/NA             12-18/NA             (4)           Senior SEQ          Aaa/AAA/AAA
    A-3    [$71,780,000.00]       2.00/NA             18-30/NA             (4)           Senior SEQ          Aaa/AAA/AAA
    A-4    [$54,677,000.00]       3.00/NA             30-42/NA             (4)           Senior SEQ          Aaa/AAA/AAA
    A-5    [$52,150,000.00]       4.12/NA             42-58/NA             (4)           Senior SEQ          Aaa/AAA/AAA
    A-6   [$157,815,000.00]       4.82/NA             58-58/NA             (4)           Senior SEQ          Aaa/AAA/AAA
    B-1     [$5,126,000.00]      4.54/7.23           1-58/1-357            (5)         Subordinate PT         Aa2/AA/AA
    B-2     [$3,906,000.00]      4.54/7.23           1-58/1-357            (5)         Subordinate PT          A2/A/A
    B-3     [$1,953,000.00]      4.54/7.23           1-58/1-357            (5)         Subordinate PT       Baa2/BBB/BBB
----------------------------------------------------------------------------------------------------------------------------
   R (6)               $100                                                            Senior Residual       Aaa/AAA/AAA
                                        Information Not Provided Hereby
   X (7)           Notional                                                               Senior IO          Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------------------------
    B-4       [$732,000.00]                                                            Subordinate PT         Ba2/BB/BB
                                         Privately Offered Certificates
    B-5       [$732,000.00]                                                            Subordinate PT          B2/B/B
    B-6     [$1,222,241.00]                                                            Subordinate PT           NR/NR
============================================================================================================================
  Total:  [$488,255,341.00]

(1) As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A6 (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).
(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(3) The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein), using the Pricing Prepayment Speed. The WAL and Payment Window for the Public Subordinate Certificates are shown to the Distribution Date in August 2008 (the "Weighted Average Roll Date").
(4) For every Distribution Date on or prior to the Auction Distribution Date, the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and (b) the weighted average Net Mortgage Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans.
(5) For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.119]%.
(6) REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.119]%.
(7) The Class X Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Weighted Average Roll Date, equal to the excess, if any, of (a) the Net WAC of the Mortgage Loans over (b) the Class A Certificate interest rate. After the Weighted Average Roll Date, the Class X Certificates will no longer be entitled to receive distributions of any kind.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      3             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:                  Washington Mutual Bank, FA ("WMBFA")

Underwriter:               Lehman Brothers Inc.

Trustee:                   Deutsche Bank National Trust Company

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior
                           Certificates and the Class B-1, Class B-2, Class B-3,
                           Class B-4 and Class B-5 Certificates. The Class B-6
                           Certificates will not be rated. It is expected that
                           the Certificates will be assigned the credit ratings
                           on page 3 of this Preliminary Term Sheet.

Cut-off Date:              October 1, 2003

Statistical Calculation
Date:                      September 1, 2003

Expected Pricing Date:     On or about October [7], 2003.

Closing Date:              On or about October [28], 2003.

Distribution Date:         The 25th day of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in November 2003.

Servicing Fee:             0.375% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Master Servicing Fee:      0.020% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                           Class A-6 Certificates (together the "Sequential
                           Senior Certificates"), the Class X Certificates, and
                           the Class R Certificate. The "Class X Certificates"
                           will be the "Interest Only Certificates". The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5, and
                           Class B-6 Certificates. The Senior Certificates and
                           the Subordinate Certificates are collectively
                           referred to herein as the "Certificates." The Senior
                           Certificates, the Interest Only Certificates, and the
                           Class B-1, Class B-2, and Class B-3 Certificates (the
                           "Public Subordinate Certificates" together with the
                           Senior Certificates, the "Offered Certificates") are
                           being offered publicly.

Accrued Interest:          The Class A-1 and Class A-2 Certificates settle
                           flat. The remaining Senior Certificates and the
                           Public Subordinate Certificates settle with accrued
                           interest. The price to be paid by investors for the
                           remaining Senior Certificates and the Public
                           Subordinate Certificates will include accrued
                           interest from the Cut-off Date up to, but not
                           including, the Closing Date (27 days).

Delay Days:                24 days, excluding the Class A-1 and Class A-2
                           Certificates which are 0 Days.

Day Count:                 30/360


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      4             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Interest Accrual Period:   The interest accrual period with respect to the
                           Class A-3, Class A-4, Class A-5 and Class A-6
                           Certificates for a given Distribution Date will be
                           the calendar month preceding the month in which such
                           Distribution Date occurs.

                           The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be period beginning on the immediately preceding
                           Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution
                           Date.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Sequential Senior
                           Certificates, Class X, Class B-1, Class B-2, and
                           Class B-3 Certificates will be treated as REMIC
                           regular interests for federal income tax purposes. It
                           is anticipated that the Class R Certificate will be
                           residual interests for federal income tax purposes.

ERISA Eligibility:         The Sequential Senior Certificates, Class X and the
                           Public Subordinate Certificates are expected to be
                           ERISA eligible, subject to the limitations set forth
                           in the final prospectus supplement. Prospective
                           investors should review with their legal advisors
                           whether the purchase and holding of the Sequential
                           Senior Certificates, the Class X Certificates, and
                           the Public Subordinate Certificates could give rise
                           to a transaction prohibited or not otherwise
                           permissible under ERISA, the Internal Revenue Code
                           or other similar laws. The Class R Certificate is
                           not expected to be ERISA eligible.

SMMEA Treatment:           The Sequential Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage
                           related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised
                           once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than 5% of the aggregate
                           principal balance of the Mortgage Loans as of the
                           Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in August 2008 (month 58).

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a 20% constant
                           prepayment rate ("CPR").


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      5             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Auction Administrator:     Deutsche Bank National Trust Company

Mandatory Auction:         Five business days prior to the Distribution Date in
                           August 2008 (month 58) (the "Auction Distribution
                           Date"), the Auction Administrator will auction each
                           of the Sequential Senior Certificates (the Class A-1,
                           Class A-2, Class A-3, Class A-4, Class A-5 and Class
                           A-6 Certificates) to third-party investors. The
                           proceeds of the auction and amounts received from the
                           Swap Counterparty, if any, will be paid to the
                           Auction Administrator who will then distribute an
                           amount equal to the Par Price to each of the holders
                           of the Sequential Senior Certificates on the Auction
                           Distribution Date. These holders will be obligated to
                           tender their respective Certificates to the Auction
                           Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                           Price.

Swap Counterparty:         [Wells Fargo Bank ("WFB") will guarantee the
                           obligations of the Swap Counterparty under the swap
                           contract. The long-term debt obligations of WFB are
                           currently rated "AA-" by S&P, "AA" by Fitch and "Aa1"
                           by Moody's.]

Auction Price:             The price at which the Auction Administrator sells
                           each of the Sequential Senior Certificates to the
                           third-party investors.

Par Price:                 With respect to each of the Class A-1 and
                           Class A-2 Certificates, the principal balance of the
                           related Class A Certificates, after reducing the
                           principal balance of such Class A Certificates by
                           principal distributions and losses on the Auction
                           Distribution Date.

                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A
                           Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution
                           Date and (ii) accrued interest on such Class A
                           Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      6            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Mortgage Loans:            As of the Statistical Calculation Date, the aggregate
                           principal balance of the mortgage loans described herein is approximately $488,255,341.48 (the
                           "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                           Mortgage Loan has an original term to maturity of 30 years.

                           As of the Statistical Calculation Date, approximately 86.93% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

Interest Only Classes:     The Class X Certificates will be interest only
                           certificates; they will not be entitled to payments of principal and will accrue interest on its Notional
                           Amount, as defined below under "Class X Notional
                           Amount".

Class X
Notional Amount:           The Class X Certificates will accrue interest on its
                           Notional Amount.

                           For each Distribution Date in or before August 2008 (month 58) the Notional Amount for the Class X Certificates will be equal to the Class Principal Balance of the Senior Sequential Certificates immediately before such Distribution Date. After the Distribution Date in August 2008, the Class X Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

Last Scheduled
Distribution Date:         The Last Scheduled Distribution Date for the
                           certificates (other than the Class X Certificates) is the Distribution Date in [September 2033], which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

                           The Last Scheduled Distribution Date for the Class X Certificates is the Distribution Date in August 2008, which is the last Distribution Date on which the Class X Certificates are entitled to receive distributions of any kind.

Net Mortgage Rate:         The Net Mortgage Rate for each mortgage loan is equal
                           to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and servicing fee rate.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      7             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                           As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage
                           Loans, the Net WAC for the initial Distribution Date in November 2003 is expected to be approximately
                           [4.119%].

Due Date:                  The day on which the monthly payment for each
                           Mortgage Loan is due is the "Due Date".

Prior Period:              With respect to any Distribution Date, the calendar
                           month immediately preceding such Distribution Date is
                           the "Prior Period."

Payoffs:                   Payoffs are prepayments in full.

Curtailments:              Curtailments are partial prepayments on a mortgage loan.

Advancing Obligation:      The Master Servicer is obligated to advance
                           delinquent mortgagor payments through the date of
                           liquidation of an REO property to the extent they are
                           deemed recoverable.

Compensating Interest:     Washington Mutual Mortgage Securities Corp., as
                           Master Servicer, is obligated to remit to the
                           Certificate Account on the business day before each
                           Distribution Date an amount equal to the lesser of
                           (a) any shortfall for the previous month in interest
                           collections resulting from the timing of Payoffs made
                           from the 15th day of the calendar month preceding the
                           Distribution Date to the last day of the month and
                           (b) the applicable monthly master servicing fee
                           payable to Washington Mutual Mortgage Securities
                           Corp., any reinvestment income realized by Washington
                           Mutual Mortgage Securities Corp., as Master Servicer,
                           relating to Payoffs made during the Prepayment Period
                           (as defined below) and interest payments on Payoffs
                           received during the period of the first day through
                           the 14th day of the month of the Distribution Date.
                           Compensating Interest will be added to the Available
                           Distribution Amount.

                           Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:         For each Distribution Date and each Payoff,
                           the "Prepayment Period" will start on the 15th day of
                           the month preceding the month in which the
                           Distribution Date occurs (or, in the case of the
                           first Distribution Date, beginning on the Cut-off
                           Date) and will end on the 14th day of the month in
                           which the Distribution Date occurs. For each
                           Distribution Date and each Curtailment, the related
                           "Prepayment Period" will be the month preceding the
                           month in which the Distribution Date occurs.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                  8               RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           initial credit enhancement for the Class A
                           Certificates will consist of the subordination of the
                           Class B Certificates, initially [2.80]% total
                           subordination.

                           The initial credit enhancement information shown below is subject to final rating agency approval:

                    Subordination of Class B Certificates
                    -------------------------------------

     Priority of        ------------------------------       Order of
     Payment                       Class A                   Loss
                            Credit Support (2.80%)           Allocation
                        ------------------------------
                                   Class B-1
                            Credit Support (1.75%)
                        ------------------------------
                                   Class B-2
                            Credit Support (0.95%)
                        ------------------------------
                                   Class B-3
                            Credit Support (0.55%)
                        ------------------------------
                                   Class B-4
                            Credit Support (0.40%)
                        ------------------------------
                                   Class B-5
                            Credit Support (0.25%)
                        ------------------------------
                                   Class B-6
                            Credit Support (0.00%)
                        ------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      9            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Shifting Interest:         Until the first Distribution Date occurring
                           after October 2010, the Subordinate Certificates will
                           be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates (other than the Class
                           X Certificates) are paid down to zero or the credit
                           enhancement provided by the Subordinate Certificates
                           has doubled prior to such date as described below).
                           After such time and subject to collateral performance
                           triggers (as described in the prospectus supplement),
                           the Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                      Unscheduled Principal Payments (%)
                           --------                      ----------------------------------
                           November 2003 - October 2010        0% Pro Rata Share
                           November 2010 - October 2011       30% Pro Rata Share
                           November 2011 - October 2012       40% Pro Rata Share
                           November 2012 - October 2013       60% Pro Rata Share
                           November 2013 - October 2014       80% Pro Rata Share
                           November 2014 and after           100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class
                           X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2006, the
                           Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage
                           Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior
                           Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; thereafter pro rata to the Senior
                           Certificates until each respective class principal
                           balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                    10             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest,
                              at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its class
                              principal balance is reduced to zero;

                           3) Sequentially to Class A1, A2, A3, A4, A5, and A6
                              Certificates, in that order, until its respective class principal balance is reduced to zero;

                           4) Class B-1 Certificates, accrued and unpaid
                              interest at the Class B-1 Certificate Interest Rate;

                           5) Class B-1 Certificates, principal allocable to
                              such Class, until its class principal balance has been reduced to zero;

                           6) Class B-2 Certificates, accrued and unpaid
                              interest at the Class B-2 Certificate Interest Rate;

                           7) Class B-2 Certificates, principal allocable to
                              such Class, until its class principal balance has been reduced to zero;

                           8) Class B-3 Certificates, accrued and unpaid
                              interest at the Class B-3 Certificate Interest Rate;

                           9) Class B-3 Certificates, principal allocable to
                              such Class, until its class principal balance has been reduced to zero;

                          10) Class B-4, Class B-5 and Class B-6 Certificates,
                              in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                          11) Class R Certificate, any remaining amount.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                     11             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      12            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                           Yield Tables (%)


Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Flat Price                      10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
==============================================================================================================
   100-00                       1.565         1.565        1.565         1.565        1.565         1.565
==============================================================================================================
WAL (yr)                         1.01         0.67          0.50         0.40          0.33         0.24
MDUR (yr)                        0.99         0.66          0.49         0.39          0.32         0.24
First Prin Pay                 11/25/03     11/25/03      11/25/03     11/25/03      11/25/03     11/25/03
Last Prin Pay                  11/25/05     02/25/05      10/25/04     08/25/04      06/25/04     04/25/04
--------------------------------------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==============================================================================================================
   100-00                       2.362         2.362        2.362         2.362        2.362         2.362
==============================================================================================================
WAL (yr)                         2.58         1.70          1.25         0.98          0.80         0.57
MDUR (yr)                        2.48         1.65          1.22         0.96          0.78         0.56
First Prin Pay                 11/25/05     02/25/05      10/25/04     08/25/04      06/25/04     04/25/04
Last Prin Pay                  12/25/06     11/25/05      04/25/05     12/25/04      10/25/04     06/25/04
--------------------------------------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==============================================================================================================
   100-00                       3.183         3.148        3.120         3.089        3.057         2.986
==============================================================================================================
WAL (yr)                         4.11         2.72          2.00         1.56          1.27         0.90
MDUR (yr)                        3.79         2.57          1.91         1.50          1.23         0.87
First Prin Pay                 12/25/06     11/25/05      04/25/05     12/25/04      10/25/04     06/25/04
Last Prin Pay                  08/25/08     03/25/07      04/25/06     10/25/05      05/25/05     12/25/04
--------------------------------------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==============================================================================================================
   100-00                       3.649         3.593        3.571         3.548        3.523         3.469
==============================================================================================================
WAL (yr)                         4.82         4.09          3.00         2.34          1.89         1.34
MDUR (yr)                        4.35         3.74          2.80         2.21          1.80         1.28
First Prin Pay                 08/25/08     03/25/07      04/25/06     10/25/05      05/25/05     12/25/04
Last Prin Pay                  08/25/08     08/25/08      04/25/07     07/25/06      01/25/06     05/25/05
--------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                     13             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==============================================================================================================
   100-00                       3.891         3.889        3.832         3.814        3.795         3.752
==============================================================================================================
WAL (yr)                         4.82         4.82          4.12         3.20          2.58         1.82
MDUR (yr)                        4.32         4.32          3.74         2.95          2.41         1.72
First Prin Pay                 08/25/08     08/25/08      04/25/07     07/25/06      01/25/06     05/25/05
Last Prin Pay                  08/25/08     08/25/08      08/25/08     07/25/07      10/25/06     11/25/05
--------------------------------------------------------------------------------------------------------------


Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==============================================================================================================
   100-00                       3.810         3.810        3.809         3.796        3.783         3.758
==============================================================================================================
WAL (yr)                         4.82         4.82          4.82         4.66          4.33         3.54
MDUR (yr)                        4.33         4.33          4.33         4.20          3.92         3.25
First Prin Pay                 08/25/08     08/25/08      08/25/08     07/25/07      10/25/06     11/25/05
Last Prin Pay                  08/25/08     08/25/08      08/25/08     08/25/08      08/25/08     08/25/08
--------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                     14             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR11
                      30 Year 5/1 Hybrid ARM Mortgage Loans
    Preliminary Collateral Information As of the Statistical Calculation Date


TOTAL CURRENT BALANCE:          $488,255,341.48
NUMBER OF LOANS:                            671
                                                                    Minimum                        Maximum
AVG CURRENT BALANCE:                $727,653.27                 $200,000.00                  $1,500,000.00
AVG ORIGINAL BALANCE:               $728,616.01                 $322,705.00                  $1,500,000.00
WAVG LOAN RATE:                           4.514  %                    3.500  %                       5.500  %
WAVG GROSS MARGIN:                        2.751  %                    2.250  %                       3.125  %
WAVG MAXIMUM LOAN RATE:                   9.518  %                    8.500  %                      10.500  %
WAVG PERIODIC RATE CAP:                   2.000  %                    2.000  %                       2.000  %
WAVG FIRST RATE CAP:                      5.000  %                    5.000  %                       5.000  %
WAVG ORIGINAL LTV:                        62.00  %                    15.40  %                       95.00  %
WAVG CREDIT SCORE:                          747                         620                            849
WAVG ORIGINAL TERM:                       360.0  months               360.0  months                  360.0  months
WAVG REMAINING TERM(1):                   357.9  months               348.0  months                  358.0  months
WAVG SEASONING(1):                          2.1  months                 2.0  months                   12.0  months
WAVG NEXT RATE RESET(1):                   57.9  months                48.0  months                   58.0  months
WAVG RATE ADJ FREQ:                        12.0  months                12.0  months                   12.0  months
WAVG FIRST RATE ADJ FREQ:                  57.9  months                48.0  months                   58.0  months
TOP STATE CONC ($):                       68.77 % California, 4.16 % New York, 3.28% Illinois
MAXIMUM ZIP CODE CONC ($):                 2.86 % 95070
FIRST PAY DATE:                                           November 01, 2002             September 01, 2003
RATE CHANGE DATE:                                          October 01, 2007                August 01, 2008
MATURE DATE:                                               October 01, 2032                August 01, 2033


(1) The weighted-average ("WAVG") REMAINING TERM ("WAM") and SEASONING ("AGE") were calculated as of October 1, 2003.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                     15             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
INDEX:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
1 Year CMT (Weekly)                                       671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
5/1 ARM                                                   671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DELINQUENCY:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
Current                                                   671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                                     1             $200,000.00                0.04%
300,000.01 - 400,000.00                                    85           31,327,553.64                6.42
400,000.01 - 500,000.00                                   113           51,778,305.45               10.60
500,000.01 - 600,000.00                                    98           54,366,751.21               11.13
600,000.01 - 700,000.00                                    86           55,999,145.87               11.47
700,000.01 - 800,000.00                                    58           43,988,042.91                9.01
800,000.01 - 900,000.00                                    50           43,163,393.42                8.84
900,000.01 - 1,000,000.00                                  70           68,650,281.78               14.06
1,000,000.01 - 1,100,000.00                                27           28,618,701.00                5.86
1,100,000.01 - 1,200,000.00                                19           21,946,187.50                4.49
1,200,000.01 - 1,300,000.00                                17           21,432,914.06                4.39
1,300,000.01 - 1,400,000.00                                23           31,341,939.64                6.42
1,400,000.01 - 1,500,000.00                                24           35,442,125.00                7.26
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      16             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
LOAN RATE (%):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
3.251 - 3.500                                               1             $559,118.68                0.11%
3.501 - 3.750                                               3            2,046,638.09                0.42
3.751 - 4.000                                              28           18,725,562.30                3.84
4.001 - 4.250                                              89           63,909,035.20               13.09
4.251 - 4.500                                             266          205,826,312.93               42.16
4.501 - 4.750                                             215          157,830,116.89               32.33
4.751 - 5.000                                              48           28,369,312.78                5.81
5.001 - 5.250                                              14            7,317,251.15                1.50
5.251 - 5.500                                               7            3,671,993.46                0.75
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS MARGIN (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
2.001 - 2.500                                               1             $340,855.11                0.07%
2.501 - 3.000                                             667          486,329,497.05               99.61
3.001 - 3.500                                               3            1,584,989.32                0.32
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      17             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
8.251 - 8.500                                               1             $559,118.68                0.11%
8.501 - 8.750                                               2            1,348,750.00                0.28
8.751 - 9.000                                              28           18,725,562.30                3.84
9.001 - 9.250                                              88           63,569,035.20               13.02
9.251 - 9.500                                             265          205,304,613.62               42.05
9.501 - 9.750                                             214          157,467,573.60               32.25
9.751 - 10.000                                             49           29,067,200.87                5.95
10.001 - 10.250                                            14            7,317,251.15                1.50
10.251 - 10.500                                            10            4,896,236.06                1.00
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
5.000                                                     671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
2.000                                                     671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total                                                     671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
360                                                       671         $488,255,341.48             100.00%
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months)(1):                 Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
337 - 348                                                   2             $995,361.86               0.20%
349 - 360                                                 669          487,259,979.62              99.80
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48             100.00%
==========================================================================================================

(1) As of October 1, 2003.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      18             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE ADJUSTMENT DATE:                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
2007-10                                                     2             $995,361.86                0.20%
2007-12                                                     2              710,030.58                0.15
2008-01                                                     1              500,506.43                0.10
2008-02                                                     1              357,137.97                0.07
2008-04                                                     2              945,272.14                0.19
2008-05                                                     4            3,353,743.98                0.69
2008-06                                                    11            5,845,978.05                1.20
2008-07                                                    31           21,002,274.86                4.30
2008-08                                                   617          454,545,035.61               93.10
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------------------------------------------------------------------------
15.01 - 20.00                                               3           $1,517,612.31                0.31%
20.01 - 25.00                                               4            3,280,000.00                0.67
25.01 - 30.00                                              25           18,740,802.77                3.84
30.01 - 35.00                                              11           10,040,683.15                2.06
35.01 - 40.00                                              16           13,349,428.87                2.73
40.01 - 45.00                                              31           23,766,633.84                4.87
45.01 - 50.00                                              35           26,897,882.54                5.51
50.01 - 55.00                                              39           32,410,047.19                6.64
55.01 - 60.00                                              53           41,936,889.60                8.59
60.01 - 65.00                                              80           64,667,253.29               13.24
65.01 - 70.00                                             132          107,625,099.42               22.04
70.01 - 75.00                                             131           86,116,869.31               17.64
75.01 - 80.00                                             103           54,773,514.70               11.22
85.01 - 90.00                                               4            1,625,742.56                0.33
90.01 - 95.00                                               4            1,506,881.93                0.31
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      19             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                                                                          % of Aggregate
CREDIT                                         Number of         Principal Balance       Principal Balance
SCORE:                                      Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
600 - 649                                                  13           $5,590,681.76                1.15%
650 - 699                                                  29           16,238,227.13                3.33
700 - 749                                                 292          220,923,787.07               45.25
750 - 799                                                 323          234,945,853.24               48.12
800 - 849                                                  14           10,556,792.28                2.16
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
AMORTIZATION:                               Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Fully Amortizing                                          126          $63,794,164.81               13.07%
Interest Only                                             545          424,461,176.67               86.93
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Reduced                                                   463         $363,032,902.26               74.35%
Full                                                      208          125,222,439.22               25.65
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Primary Home                                              632         $465,972,619.19               95.44%
Second Home                                                38           21,833,438.22                4.47
Investment                                                  1              449,284.07                0.09
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Single Family                                             605         $448,106,275.23               91.78%
Condo                                                      65           39,699,782.18                8.13
2 Family                                                    1              449,284.07                0.09
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      20            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Rate/Term Refinance                                       406         $310,671,575.99               63.63%
Cash Out Refinance                                        153          106,593,511.86               21.83
Purchase                                                  112           70,990,253.63               14.54
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      21             RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
GEOGRAPHIC AREA:                            Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
Arizona                                                    22          $14,067,977.99                2.88%
California                                                444          335,791,627.89               68.77
Colorado                                                   18           11,592,458.75                2.37
Connecticut                                                15           12,623,649.93                2.59
District Of Columbia                                        1            1,000,000.00                0.20
Florida                                                    11            6,593,602.93                1.35
Georgia                                                     2            1,743,000.00                0.36
Illinois                                                   26           16,017,040.97                3.28
Indiana                                                     1              993,748.15                0.20
Kansas                                                      1              750,000.00                0.15
Maryland                                                    4            2,132,881.51                0.44
Massachusetts                                              20           12,746,614.18                2.61
Michigan                                                   20           11,117,591.67                2.28
Minnesota                                                   2            1,674,914.06                0.34
Missouri                                                    1              383,201.62                0.08
Nevada                                                     10            7,673,649.99                1.57
New Jersey                                                  7            4,848,243.22                0.99
New Mexico                                                  1              393,000.00                0.08
New York                                                   25           20,300,453.34                4.16
North Carolina                                              3            2,293,993.01                0.47
Pennsylvania                                                2              889,354.74                0.18
South Carolina                                              4            2,188,000.00                0.45
Texas                                                       4            2,816,997.37                0.58
Utah                                                        2            1,940,000.00                0.40
Virginia                                                    5            3,253,749.00                0.67
Washington                                                 20           12,429,591.16                2.55
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      22            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet


                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
NORTH/SOUTH BREAKOUT:                       Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
CA-N                                                      286         $214,992,149.05               44.03%
CA-S                                                      158          120,799,478.84               24.74
Other                                                     227          152,463,713.59               31.23
----------------------------------------------------------------------------------------------------------
Total:                                                    671         $488,255,341.48              100.00%
==========================================================================================================

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
TOP 50 PROP ZIP (CA):                       Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
95070 SARATOGA                                             16          $13,941,672.97                4.15%
94025 MENLO PARK                                           10            8,075,000.69                2.40
94022 LOS ALTOS                                             7            7,666,183.15                2.28
95120 SAN JOSE                                             11            7,489,311.37                2.23
90049 LOS ANGELES                                           5            5,994,000.00                1.79
92130 SAN DIEGO                                             9            5,866,067.62                1.75
90266 MANHATTAN BEACH                                       6            5,099,427.08                1.52
94539 FREMONT                                               6            4,926,703.19                1.47
94123 SAN FRANCISCO                                         5            4,510,481.77                1.34
92067 RANCHO SANTA FE                                       4            4,358,000.00                1.30
94611 PIEDMONT                                              4            4,344,000.00                1.29
94507 ALAMO                                                 4            4,238,108.79                1.26
94301 PALO ALTO                                             4            4,088,810.24                1.22
94566 PLEASANTON                                            5            4,078,942.38                1.21
94558 NAPA                                                  4            4,065,500.00                1.21
92657 NEWPORT COAST                                         3            4,015,257.88                1.20
92037 LA JOLLA                                              5            4,011,500.00                1.19
95030 LOS GATOS                                             4            3,930,000.00                1.17
94028 PORTOLA VALLEY                                        3            3,765,000.00                1.12
91356 TARZANA                                               4            3,635,500.00                1.08
92660 NEWPORT BEACH                                         5            3,451,000.00                1.03
94506 DANVILLE                                              4            3,433,000.00                1.02
90069 LOS ANGELES                                           3            3,420,000.00                1.02
94588 PLEASANTON                                            4            3,319,600.00                0.99
94549 LAFAYETTE                                             4            3,270,520.56                0.97
94024 LOS ALTOS                                             4            3,195,000.00                0.95
94010 HILLSBOROUGH                                          3            3,173,729.24                0.95
94062 REDWOOD CITY                                          5            3,037,956.47                0.90
92106 SAN DIEGO                                             3            2,905,000.00                0.87
94306 PALO ALTO                                             3            2,903,750.00                0.86
94941 MILL VALLEY                                           4            2,871,934.53                0.86
94402 SAN MATEO                                             4            2,811,772.61                0.84


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      23            RESIDENTIAL MORTGAGE FINANCE

                                                                                          % of Aggregate
                                               Number of         Principal Balance       Principal Balance
TOP 50 PROP ZIP (CA) (CONT.)                Mortgage Loans          Outstanding             Outstanding
----------------------------------------------------------------------------------------------------------
94920 TIBURON                                               3            2,796,000.00                0.83
94949 NOVATO                                                4            2,794,073.44                0.83
94939 LARKSPUR                                              4            2,735,000.00                0.81
95125 SAN JOSE                                              4            2,666,500.00                0.79
92679 COTO DE CAZA                                          3            2,588,400.00                0.77
94925 CORTE MADERA                                          4            2,520,000.00                0.75
90046 LOS ANGELES                                           3            2,500,000.00                0.74
94022 LOS ALTOS HILLS                                       2            2,500,000.00                0.74
92657 NEWPORT BEACH                                         2            2,495,000.00                0.74
91302 HIDDEN HILLS                                          2            2,451,000.00                0.73
94062 WOODSIDE                                              2            2,440,000.00                0.73
95014 CUPERTINO                                             3            2,335,476.13                0.70
94965 SAUSALITO                                             3            2,335,000.00                0.70
94107 SAN FRANCISCO                                         4            2,280,788.86                0.68
95032 LOS GATOS                                             3            2,232,750.00                0.66
94027 ATHERTON                                              2            2,205,000.00                0.66
92253 LA QUINTA                                             4            2,172,060.21                0.65
90265 MALIBU                                                2            2,102,500.00                0.63
Other                                                     225          145,749,348.71               43.40
----------------------------------------------------------------------------------------------------------
Total:                                                    444         $335,791,627.89              100.00%
==========================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                      24             RESIDENTIAL MORTGAGE FINANCE